UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2011

Zurvita Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
 (Address of principal executive offices and Zip Code)
___________________

713-464-5002
 (Registrant’s telephone number, including area code)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Telephone:  (212) 930-9700
Fax:  (212) 930-9725

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Information contained in this Current Report on Form 8-K of  Zurvita Holdings, Inc., a Delaware corporation (the “Company”), other than historical information, may be considered “forward-looking statements” that are subject to risks and uncertainties.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions.  One should not place undue reliance on these forward-looking statements.  The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account information currently available to the Company.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 31, 2010 filed with the SEC on December 7, 2010, not all of which are known to the Company.  If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.  The Company will update this forward-looking information only to the extent required under applicable securities laws.  Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

Item 1.01  Entry Into a Material Definitive Agreement

On March 15, 2011, Zurvita Holdings, Inc. (the “Company”) entered into an oral agreement with Vicis Capital Master Fund (“Vicis”) to sell Vicis, subject to the filing of an amendment to the Certificate of Designation of its Series C Convertible Preferred Stock (the “Series C Preferred Stock”), 1 million shares of its Series C Preferred Stock and Series C Warrants to purchase an aggregate of 4 million shares of the Company’s common stock (the “Series C Warrants” and, together with the Series C Preferred Stock, the “Private Placement Securities”). The purchase price of the Private Placement Securities is $1 million, and the funds were received from Vicis on March 16, 2011. However, a Preferred Stock purchase agreement and other related transaction documents (the “Transaction Documents”) are in the process of being negotiated with Vicis and, accordingly, have not been executed at this time.  The Private Placement Securities will be issued to Vicis upon the execution of the Transaction Documents.

The Series C Preferred Stock is convertible into shares of the Company’s common stock at an initial conversion price of $0.25 per share, subject to adjustment.  The holders of the Company’s Series C Preferred Stock shall have the right to the number of votes equal to the number of shares issuable upon conversion of the Series C Preferred Stock.  In addition, so long as any shares of Series C Preferred Stock are outstanding, the Company cannot, without the written consent of the holders of 51% of the then outstanding Series C Preferred Stock: (i) amend its articles of incorporation in any manner that adversely affects the rights of the holders; (ii) alter or change adversely the voting or other powers, preferences, rights, privileges, or restrictions of the Series C Preferred Stock; (iii) increase the authorized number of shares of preferred stock or Series C Preferred Stock or reinstate or issue any other series of preferred stock; (iv) redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as such term is defined in the certificate of designation of the Series C Preferred Stock) or any shares pari passu with the Series C Preferred Stock; (v) directly or indirectly pay or declare any dividend or make any distribution in respect of, any Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or any shares pari passu with the Series C Preferred Stock; (vi) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as such term is defined in the certificate of designation of the Series C Preferred Stock) senior to or otherwise pari passu with the Series C Preferred Stock; or (vii) enter into any agreement with respect to any of the foregoing.  The holders of the Company’s Series C Preferred Stock shall also have liquidation preferences over the holders of the Company’s common stock.  The Series C Preferred Stock also contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Series C Preferred Stock will automatically be reduced to such lower price and the number of shares to be issued upon exercise will be proportionately increased.  The Series C Preferred Stock also contains limitations on exercise, including the limitation that the holders may not convert their shares to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the investor to the Company, of up to 9.99%).

The Series C Warrants are exercisable for a term of seven years at an exercise price of $0.25 per share.  The Series C Warrants also contain anti-dilution provisions, including but not limited to if the Company issues shares of its common stock at less than the then existing conversion price, the conversion price of the Series C Warrants will automatically be reduced to such lower price and the number of shares to be issued upon exercise will be proportionately increased.  The Series C Warrants contain limitations on exercise, including the limitation that the holders may not convert their Series C Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the investor to the Company, of up to 9.99%).

The foregoing is not a complete summary of the expected terms of the private placement described in this Item 1.01.

Item 3.02  Unregistered Sale of Equity Securities

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

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 SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZURVITA HOLDINGS, INC.

Dated: March 18, 2011	By:	/s/ Jason Post
Jason Post, Chief Financial Officer

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